                                                                    EXHIBIT 4(e)


                     SECOND AMENDMENT TO SECOND AMENDED AND
                            RESTATED CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (herein called this "Amendment"), dated as of January 24, 2000 is entered into by and among the Borrowers party to the Credit Agreement (as hereinafter defined), the Banks from time to time party to the Credit Agreement, the Co-Agents as named therein and Citibank, N.A., as agent for the Banks (in such capacity, the "Agent"). Except as otherwise defined or as the context requires, terms defined in the Credit Agreement are used herein as therein defined.

                              W I T N E S S E T H:

     WHEREAS, The Williams Companies, Inc. ("TWC") and certain of its Subsidiaries (TWC and such Subsidiaries, the "Borrowers") have entered into a certain Second Amended and Restated Credit Agreement dated as of July 23, 1997 (the "1997 Credit Agreement") with the Banks, the Co-Agents and the Agent, which agreement has been amended by an Amendment to Second Amended and Restated Credit Agreement dated January 26, 1999 and letter agreements dated as of March 15, 1999, May 20, 1999 and September 27, 1999 (the 1997 Credit Agreement as so amended the "Credit Agreement"); and

     WHEREAS, the Borrowers and the Banks now desire to amend the Credit Agreement in certain respects, as hereinafter provided,

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrowers and the Banks hereby agree as follows:

     SECTION 1. Amendment of Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:

          (a) The definition of "Applicable Margin" in such Section 1.01 is hereby amended and restated in its entirety to read as follows:

          "Applicable Margin" means as to any Eurodollar Rate Advance to any Borrower, the rate per annum set forth in Schedule XI under the heading "Applicable Margin" for the relevant Rating Category applicable to such Borrower from time to time. The Applicable Margin determined pursuant to this definition for any Eurodollar Rate Advance to any Borrower shall change when and as the relevant Rating Category applicable to such Borrower changes.

          (b) The definition of "Applicable WilTel Debt to EBITDA Ratio" in such
Section 1.01 is hereby deleted in its entirety.

          (c) The definition of "Applicable WPL Debt to TNW Ratio" in such
Section 1.01 is hereby deleted in its entirety.

          (d) The definition of "Borrowers" in such Section 1.01 is amended and restated to read in its entirety as follows:

          "Borrowers" means TWC, NWP, TGPL, and TGT.

          (e) The following definitions are added to such Section 1.01 immediately after the definition of "Business Day":

          "Cash Holdings" of any Person means the total investment of such Person at the time of determination in:

               (a) demand deposits and time deposits maturing within one year with a Bank (or other commercial banking institution of the stature referred to in clause (d)(i));

               (b) any note or other evidence of indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government or by a government of another country which carries a long-term rating of Aaa by Moody's or AAA by S&P;

               (c) commercial paper, maturing not more than nine months from the date of issue, which is issued by

                   (i) a corporation (other than the affiliate of a Borrower)
               rated (x) A-1 by S&P, P-1 by Moody's, F-1 by Fitch or A by Duff and Phelps or (y) lower than set forth in clause (x) above, provided that the value of all such commercial paper shall not exceed 10% of the total value of all commercial paper comprising "Cash Holdings," or

                   (ii) any Bank (or its holding company) with a rating on its long-term unsecured debt of at least AA from S&P or Aa from Moody's;

               (d) any certificate of deposit or bankers acceptance, maturing not more than three years after such time, which is issued by either

                   (i) a commercial banking institution that is a member of the
               Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $1,000,000,000, or

                   (ii) any Bank with a rating on its long-term unsecured debt of at least AA by S&P or Aaa by Moody's;

               (e) notes or other evidences of indebtedness, maturing not more than three years after such time, issued by

                   (i) a corporation (other than an affiliate of a Borrower)
               rated AA by S&P or Aa by Moody's; or

                   (ii) any Bank (or its holding company) with a rating on its long-term unsecured debt of at least AA by S&P or Aaa by Moody's; or

               (f) any repurchase agreement entered into with any Bank (or other commercial banking institution of the stature referred to in clause
          (d)(i)) which

                   (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through
               (d);

                   (ii) has a market value at the time such repurchase
               agreement is entered into of not less than 100% of the repurchase obligation of such Bank (or other commercial banking institution) thereunder; and

               (g) money market preferred instruments by participation in a Dutch auction (or the equivalent) where the investment is rated no lower than Aa by Moody's or AA by S&P.

          "ChoiceSeat" means ChoiceSeat, L.L.C., a Cayman Islands limited liability company.

          (f) The definition of "Consolidated Net Worth" in such Section 1.01 is amended and restated to read in its entirety as follows:

          "Consolidated Net Worth" of any Person means the Net Worth of such Person and its Subsidiaries on a Consolidated basis plus, in the case of TWC, the Designated Minority Interests to the extent not otherwise included; provided that, in no event shall the value ascribed to Designated Minority Interests exceed $511,700,000 in the aggregate.

          (g) The following definition is added to such Section 1.01 immediately after the definition of "Debt":

          "Designated Minority Interests" of TWC means, as of any date of determination, the total of the minority interests in the following Subsidiaries of TWC: (i) El Furrial, (ii) PIGAP II, (iii) Nebraska Energy,
     (iv) Seminole, (v) WCG,

     (vi) WilTel, (vii) ChoiceSeat, (viii) PowerTel, and (ix) other Consolidated Subsidiaries of TWC, as presented in its Consolidated balance sheet, in an amount not to exceed in the aggregate $9,000,000 for such other Consolidated Subsidiaries not referred to in clauses (i) through (viii); provided that minority interests which provide for a stated preferred cumulative return shall not be included in "Designated Minority Interests."

          (h) The following definition is added to such Section 1.01 immediately after the definition of "EBITDA":

          "El Furrial" means WilPro Energy Services (El Furrial) Limited, a Cayman Islands corporation.

          (i) The following definitions are added to Section 1.01 immediately after the definition of "Multiple Employer Plan":

          "Nebraska Energy" means Nebraska Energy, L.L.C., a Kansas limited liability company.

          "Net Debt" means for any Person, as of any date of determination, the excess of (x) the aggregate amount of all Debt of such Person and its Subsidiaries on a Consolidated basis over (y) the sum of the Cash Holdings of such Person and its Subsidiaries on a Consolidated basis.

          (j) The definition of "Permitted WCG Liens" in such Section 1.01 is hereby deleted in its entirety.

          (k) The definition of "Permitted WHD Liens" in such Section 1.01 is hereby deleted in its entirety.

          (l) The definition of "Permitted WilTel Liens" in such Section 1.01 is hereby deleted in its entirety.

          (m) The definition of "Permitted WPL Liens" in such Section 1.01 is hereby deleted in its entirety.

          (n) The following definition is added to such Section 1.01 immediately after the definition of "Person":

          "PIGAP II" means WilPro Energy Services (PIGAP II) Limited, a Cayman Islands corporation.

          (o) The following definition is added to such Section 1.01 immediately after the definition of "Plan":

          "PowerTel" means PowerTel Limited, an Australian corporation.

          (p) The definition of "Sale and Lease-Back Transaction" in such
Section 1.01 is amended by deleting the proviso contained therein such that the definition reads in its entirety as follows:

          Sale and Lease-Back Transaction" of any Person means any arrangement entered into by such Person or any Subsidiary of such Person, directly or indirectly, whereby such Person or any Subsidiary of such Person shall sell or transfer any property, whether now owned or hereafter acquired, and whereby such Person or any Subsidiary of such Person shall then or thereafter rent or lease as lessee such property or any part thereof or other property which such Person or any Subsidiary of such Person intends to use for substantially the same purpose or purposes as the property sold or transferred.

          (q) The following definition is added to such Section 1.01 immediately after the definition of "Sale and Lease-Back Transaction":

          "Seminole" means Seminole Pipeline Company, a Delaware corporation.

          (r) The definition of "WilTel Debt to EBITDA Ratio" in such Section
1.01 is hereby deleted in its entirety.

          (s) The definition of "WilTel Pro Forma Income Statements" in such
Section 1.01 is hereby deleted in its entirety.

          (t) The definition of "WNG" in such Section 1.01 is deleted and replaced in its entirety with the following:

          "WPC" means Williams Gas Pipelines Central, Inc., a Delaware corporation, formerly Williams Natural Gas Company.

          (u) The definition of "WPL Debt to TNW Ratio" in such Section 1.01 is hereby deleted in its entirety.

     SECTION 2. Amendment of Section 3.02(a). Section 3.02(a) of the Credit Agreement is hereby amended by deleting clause (iv) thereof.

     SECTION 3. Amendment of Section 3.03(iii)(a). Section 3.03(iii)(a) is hereby amended by deleting clause (5) thereof.

     SECTION 4. Deletion of Section 4.01(n). Section 4.01(n) of the Credit Agreement is hereby deleted in its entirety.

     SECTION 5. Amendment of Section 5.01(b)(x). Section 5.01(b)(x) is hereby amended and restated in its entirety to read as follows:

          (x) not more than 60 days (or 105 days in the case of the last fiscal quarter of a fiscal year of such Borrower) after the end of each fiscal quarter of such Borrower, a certificate of an authorized financial officer of such Borrower stating the respective ratings, if any, by each of S&P and Moody's of the senior unsecured long-term debt of such Borrower as of the last day of such quarter; and

     SECTION 6. Amendment of Section 5.02(a). Section 5.02(a) of the Credit Agreement is hereby amended by deleting clauses (ii), (vi), (vii) and (viii) thereof and replacing them with the following: "(ii) [Intentionally Deleted]"; "(vi) [Intentionally Deleted]"; "(vii) [Intentionally Deleted]"; and "(viii) [Intentionally Deleted]", respectively.

     SECTION 7. Amendment of Section 5.02(b). Section 5.02(b) of the Credit Agreement is hereby amended as follows:

          (a) Clause (i) of such Section 5.02(b) is hereby amended and restated to read in its entirety as follows:

          (b) Debt. (i) In the case of TWC, permit the ratio of (A) the aggregate amount of Net Debt of TWC to (B) the sum of the Consolidated Net Worth of TWC plus Net Debt of TWC to exceed (1) 0.7 to 1.0 at any time during the period beginning on the date hereof through December 31, 2000,
     (2) 0.675 to 1.0 at any time during the period beginning on January 1, 2001 through December 31, 2001, or (3) 0.65 to 1.0 at any time during the period beginning on January 1, 2002 through the term of this Agreement;

          (b) Clause (ii) of such Section 5.02(b) is hereby deleted in its entirety and replaced with the following: "(ii) [Intentionally Deleted]."

          (c) Clause (iii) of such Section 5.02(b) is hereby amended by deleting the words "and WHD" in the parenthetical occurring in the first line thereof.

     SECTION 8. Amendment of Section 5.02(c). Section 5.02(c) of the Credit Agreement is hereby amended by deleting clauses (iv) and (vi) thereof and replacing them with "(iv) [Intentionally Deleted]" and "(vi) [Intentionally Deleted]," respectively

     SECTION 9. Amendment of Section 5.02(d). Section 5.02(d) of the Credit Agreement is hereby amended as follows:

          (a) The reference to "WNG" in the parenthetical beginning in the seventh line thereof is replaced with a reference to "WPC."

          (b) The word "and" is inserted in the ninth line thereof after the phrase "Exhibit E", the comma after the phrase "Exhibit E" in the twelfth line thereof is replaced with a period, and the ending phrase reading "and
     (4) any encumbrances and restrictions created in connection with any sale and lease-back of cushion gas by any Borrower or any Subsidiary of any Borrower or any sale and lease-back of inventory by WPL or any of its Subsidiaries (other than another Borrower)," together with the final period, are hereby deleted.

     SECTION 10. Amendment of Section 5.02(f). Section 5.02(f) of the Credit Agreement is hereby amended as follows: the references to WilTel, WCG and WHD in clause (1) in the fifth line of such Section 5.02(f) and in clause (2) in the eighth line of such Section 5.02(f) are each deleted. References in such Section to "WNG" are replaced by references to "WPC".

     SECTION 11. Amendment of Section 5.02(j). Section 5.02(j) is amended by inserting the word "and" after the phrase "TGT and its Subsidiaries," in clause
(iv) thereof, and replacing the comma ending clause (v) with a period and deleting clauses (vi) and (vii) thereof.

     SECTION 12. Amendments of Schedules III through VII. The following clauses of Schedules III through VII are hereby deleted: clause (aa) of each of Schedules III, IV and V; clause (bb) of Schedule VI and clause (j) of Schedule VII.

     SECTION 13. Deletion of Schedule VIII. Schedule VIII is hereby deleted in its entirety.

     SECTION 14. Withdrawal of WHD; Merger. Pursuant to a letter dated May 20, 1999 delivered to the Agent from Williams Holdings of Delaware, Inc. ("WHD"), WHD has terminated, pursuant to Section 2.04(a) of the Credit Agreement, the Commitments of the Banks to WHD in whole and has elected, pursuant to Section 2.04(b) of the Credit Agreement, to cease to be a Borrower under the Credit Agreement, effective as of the date of such letter; provided that, pursuant to
Section 2.04(b) of the Credit Agreement, WHD remains a Borrower for purposes of the definition of Majority Banks and for purposes of Sections 2.11, 2.14 and
8.04 thereof. WHD subsequently merged into TWC, such merger effective as of July 31, 1999 and, to the extent that WHD continues in its capacity as a Borrower pursuant to Section 2.04(b) of the Credit Agreement, TWC assumed the obligations of WHD.

     SECTION 15. To induce the Agent and the Banks to enter into this Amendment, the Borrowers hereby reaffirm, as of the date hereof, their representations and warranties contained in Article IV of the Credit Agreement (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

          (a) Each Borrower is a duly organized or validly formed, validly existing and in good standing under the laws of the State of Delaware and has all corporate or limited liability company powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects, except for those licenses, authorizations, certificates, consents and approvals which the failure to have could not reasonably be expected to have a material adverse effect on the business, assets, condition or operation of such Borrower and its Subsidiaries taken as a whole. Each Subsidiary of the Borrower is duly organized or validly formed, validly existing and (if applicable) in good standing under the laws of its jurisdiction of incorporation or formation, except where the failure to be so organized, existing and in good standing could not reasonably be expected to have a material adverse effect on the business, assets, condition or operations of such Borrower and its Subsidiaries taken as a whole. Each Subsidiary of any Borrower has all corporate powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects, except for those licenses, authorizations, certificates, consents and approvals which the failure to have could not reasonably be expected to have a material adverse effect on the business, assets, condition or operation of such Borrower and its Subsidiaries taken as a whole.

          (b) The execution, delivery and performance by each Borrower of this Amendment and the consummation of the transactions contemplated by this Amendment are within such Borrower's corporate or limited liability company powers, have been duly authorized by all necessary corporate or limited liability company action, do not contravene (i) such Borrower's charter, by-laws or formation agreement or (ii) any law or any contractual restriction binding on or affecting such Borrower and will not result in or require the creation or imposition of any Lien.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by any Borrower of this Amendment or the consummation of the transactions contemplated by this Amendment.

          (d) This Amendment has been duly executed and delivered by each Borrower. This Amendment and the Credit Agreement as amended by this Amendment are the legal, valid and binding obligations of each Borrower enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and by general principles of equity.

          (e) Except as set forth in the Public Filings, there is, as to each Borrower, no pending or, to the knowledge of each Borrower, threatened action or proceeding affecting such Borrower or any material Subsidiary of such Borrower before any court, governmental agency or arbitrator, which could reasonably be expected to materially and adversely affect the financial condition or operations of such Borrower and its Subsidiaries taken as a whole or which purports to affect the legality, validity, binding effect or enforceability of this Amendment, the Credit Agreement or any Note. For the purposes of this Section, "Public Filings" shall mean each Borrower's respective annual reports on Form 10-K for the year ended December 31, 1998, and each Borrower's respective quarterly reports on Form 10-Q for the quarter ended September 30, 1999.

          (f) Upon giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default or which would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

     SECTION 16. The effectiveness of this Amendment is conditioned upon receipt by the Agent for the account of each Bank the participation and amendment fee due such Bank pursuant to that certain updated information memorandum delivered to the Banks in December, 1999 and receipt by the Agent of all the following documents, each in form and substance satisfactory to the Agent:

          (a) Counterparts of this Amendment executed by each of the Borrowers, the Agent and the Majority Banks;

          (b) A certificate of the Secretary or Assistant Secretary of each Borrower as to (i) any changes (or the absence of changes) since January 26, 1999 to its certificate of incorporation or certificate of formation and its by-laws or formation agreement as of the date hereof, (ii) the resolutions of the Borrower authorizing the execution of this Amendment and
     (iii) the names and true signatures of the officers authorized to execute this Amendment;

          (c) An opinion of William G. von Glahn, General Counsel of the Borrower, substantially in the form of Exhibit A hereto; and

          (d) Such other documents as the Agent shall have reasonably requested.

     SECTION 17. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     SECTION 18. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     SECTION 19. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

     SECTION 20. This Amendment shall be binding upon each of the Borrowers, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of each of the Borrowers, the Agent and the Banks and the successors and assigns of the Banks.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       BORROWERS:

                                       THE WILLIAMS COMPANIES, INC.


                                       By:
                                          --------------------------------------
                                       Name: James G. Ivey
                                       Title: Treasurer


                                       TRANSCONTINENTAL GAS PIPE LINE
                                       CORPORATION


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       TEXAS GAS TRANSMISSION CORPORATION


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       NORTHWEST PIPELINE CORPORATION


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]

                                       AGENT:

                                       CITIBANK, N.A.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       BANKS:

                                       CITIBANK, N.A.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       THE CHASE MANHATTAN BANK


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       SUNTRUST BANK, ATLANTA


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       BANK OF AMERICA, N.A., FORMERLY BANK OF
                                       AMERICA NATIONAL TRUST AND SAVINGS
                                       ASSOCIATION AND NATIONSBANK, N.A.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       CIBC INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       BANK ONE, NA, FORMERLY KNOWN AS THE FIRS
                                       TNATIONAL BANK OF CHICAGO


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       BANK OF MONTREAL


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       THE BANK OF NEW YORK


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       THE BANK OF NOVA SCOTIA


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       BARCLAYS BANK PLC


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       BANKBOSTON, N.A.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       THE FUJI BANK, LIMITED,


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       MELLON BANK, N.A.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       MORGAN GUARANTY TRUST COMPANY OF
                                       NEW YORK


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       ROYAL BANK OF CANADA


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       SOCIETE GENERALE, SOUTHWEST AGENCY


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       WELLS FARGO BANK, N.A.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       BANK OF OKLAHOMA, N.A.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       COMMERCE BANK, N.A.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       CREDIT AGRICOLE INDOSUEZ


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                       NEW YORK BRANCH


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       THE BANK OF TOKYO-MITSUBISHI, LTD.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

              [Signature page to Second Amendment to Second Amended
                         and Restated Credit Agreement]


                                       UBS AG, STAMFORD BRANCH


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------